Exhibit 10.04

FUNDING AGREEMENT

Parties:

Weed Web

GOTAMA  CAPITAL S.A.

SPECIAL NOTICE TO

WEED WEB, Inc., a Delaware corporation ("Company") is offering securities to  a  limited number of investors who meet certain qualification s necessary for the offering and sale of the securities to be exempt from registration under  state and federal securities laws.  As set forth  in the Securities Act of 1933 Subsection 4(2), Regulations D, Rule 505 and Subsection 4(6), this private placement offering memorandum shall be only sold to Accredited Investors, as defined in Securities and Exchange Commission Regulation 230.501 (17 C.F.R. 230.501).

This Funding Agreement is submitted on a confidential basis for use only in connection with this offering. This offering is a private placement intended to be exempt from  the  registration requirements of the Securities Act of  1933, as amended.

By  accepting  this  Funding  Agreement,  the  recipient  and   his,   her,  or   its  officers, directors, empl oyees, agents, associates and affi liates agree that they will not divulge to any other party any i nformation contained herei n or in any notes, summaries or analyses derived from this Funding Agreement and will  not  reproduce  or  redistribute  this Private  Placement  Memorandum  in  whole or i n part. Tf the recipient does not invest in this offering, the recipient agrees to return this memorandum  and  all documents furnished herewith to Company  upon  request.

[remainder of pag e intentionally left blank]

This Funding Agreement (''Agreement") is made effective as of September 8, 2014 by and between Weed Web, Inc., a Delaware corporation ("Company") and Gotama  Capital. ("Investor") (Company and Investor are each a "Party"  and collectively constitute the "Parties"):

WHEREAS , Investor  has expressed  a desire to purchasing  common  stock in the   Company; and

WHEREAS, Company has wishes to sell a common stock interest to Investor;

NOW, WHEREFORE , the Parties agree as follows:

I. Stock  Purchase. Subject to the terms and conditions hereof, Company agrees to issue and sell to Investor, and Investor agrees to purchase from Company, Two Hundred and Fifty  Thousand (250,000) shares of common stock from the Company at a price of Ten Cents ($0.10) per share of Company common stock.

Accordingl y, the total purchase price shall be Twenty Five Thousand Dollars ($25,000.00) (the "Total  Com mon  Stock Pu rchase Price").

Matthew K i l l een , duly appointed CEO of the Company, will be acting in good faith as trust manager for Weed Web for purposes of receipt and remittance of said Total Common  Stock Purchase  Price.

With in five (5) days of receipt by the Company of the Remaining Common Stock Purchase Price from Investor, Company shall issue to Investor a certificate representing the shares of common stock purchased  by Investor.

3.  Investernent  Risk . Investor  recognizes the speculative nature of an  investment  in th    Company
and that each Subscriber's investment is subject to loss if the Company is unsuccessful.

4. . .andFam1 iar1·ty wi th the Company and its  Objectives. Investor acknowledges and cert. es that
. . . camiliar with  the Company  and its objectives; that the Company will  be d      ependent
Invest01 1s 1
upon  the future success of  . growth plans  and .         d  hat an ·      strategies, an   t   mve           stment in the Company its
involves a high  degree ofrisk.

5. Access    to    Information .  Investor   acknowledges   and   certifies   that   the   Company  has  given Investor access to such information as Investor  deemed  necessary  and  appropriate  as  a prudent and knowledgeable investor in evaluating the transactions  contemplated  herein.  The  Company a lso  has  made  available  to  Investor  the  opportunity  to  obtain  additional  information  in  order  to verify  the  accuracy  of any  information  which  Investor  has received  and  to evaluate the merits  and ri sks  of   an   i nvestment  in   the  Company .    Investor  has  read   and understands   all information provided to h im or her. Investor has had the opportunity to ask questions of the Company  and  its management  concerning  the  terms and conditions of an investment  in the  Company.

6. Su i table   Investment;   Accredi ted   Investor   Status.    Investor  has  knowledge  and experience  in fi nancial and  business  matters,  is capable  of  evaluating  the  merits  and risks  of  an  investment in the Company  and  its proposed  activities, has carefully  considered  the  suitability  of an investment i n  the  Compa ny for Investor's particular  financial  and tax situations,  and has   determined that the transactions contemplated  herein  are  a  suitable  investment.  Investor  has adequate means  of providing for their current needs and possible contingencies, and Investor has no present intention or  need,  and  anticipates  no  need  in the  foreseeable  future,  to  sell  the Units to be purchased pursuant to this agreement. Investor (and all its members and/or partners) is (each) an "accredited investor" wi thin the meaning of Regulation D  promulgated  by  the  Securities  and  Exchange Com mission under the Securities Act of 1933, as amended.

7.  Notice . Notice under this agreement shall be at the following addresses:

Compa ny:

Weed Web, Inc.
1101 Brickell Avenue (South Tower)
gth Floor
Miami,  FL 33131
Attn:  Matthew Kil leen

Investor:

GOTAMA CAPITAL S.A.
Trnst Company Complex
Ajeltake Road, Ajeltake Island
Majuro, Marshall Island MH96960

8. Applicable    Law.  ALL   QUESTIONS   CONCERNING   THIS   AGREEMENT  SHALL  BE GOVERNED  BY  AND   CONSTRUED   IN  ACCORDANCE   WITH THE   SUBSTANTIVE LAWS  OF  THE  STATE OF  DELAWARE  WITHOUT  GIVING EFFECT  TO  ANY  CHOICE OF LAW  OR  CONFLICT  OF LAW  PROVISIONS  OR RULE  (WHETHER  OF THE  STATE OF  DELA WARE  OR   ANY   OTHER   JURISDICTION)    THAT WOULD CAUSE THE A PPLICATION OF THE LAWS OF ANY JURISDICTION  OTHER THAN THE STATE OF DELAWARE.

9. Good Fai th. The parties hereby covenant to act in good faith and to deal fairly with  each    other
in a ll matters.

I0.  E ntir e   Agreement.  The  parties  agree  that  this  Agreement   constitutes  the  only  agreement between the parties concerning the subject matter  of  this  Agreement  save  and except any reference to  other  documents  referred  to  in  this  Agreement  or  executing  the tenns   of   this Agreement.

J I. Successors a nd Assigns. This Agreement shall be binding on and shall inure to the benefit of the parties, thei r heirs, successors and assigns of the parties hereto.

1 2 . A uthority. Investor  the individual  signing on  its behalf have the full legal authori·ty, capaci.ty, and power to enter into this Agreement, and Investor is not  precluded  by  law,  contract  or otherwise  from en tering  into this Agreement  and fulfilling all obligations pursuant  hereto.

[signature page follows ]

[signature page  to Funding Agreement ]

IN WITNESS WHEREOF,  the undersigned have executed this Agreement as dated as  of
September  I , 2014.

Weed Web I nc.	Gotama Capital S.A.
By: